OPPENHEIMER NEW YORK MUNICIPAL FUND

Annual Report September 30, 1996


"We want
investment
income that
won't add
to our
taxes."


[OPPENHEIMERFUNDS LOGO]

                                     YIELD

                              STANDARDIZED YIELDS

For the 30 Days Ended 9/30/96:(4)

Class A

4.64%

Class B

4.12%

Class C

4.06%

                                BEAT THE AVERAGE

Cumulative Total Return for the
1-Year Period Ended 9/30/96:

Oppenheimer New York
Municipal Fund
Class A (at net asset value)(1)

6.65%

Lipper New York Municipal Debt Funds Average for 99 Funds for the 1-Year Period Ended 9/30/96(5)

5.55%

THIS FUND IS FOR PEOPLE WHO NEED INCOME THAT'S EXEMPT FROM INCOME TAXES.

HOW YOUR FUND IS MANAGED

Oppenheimer New York Municipal Fund invests in a diversified portfolio consisting primarily of investment-grade New York tax-free municipal bonds. As a Fund shareholder, you receive income that is free from federal, New York State, and New York City income taxes.(1) Your income dividends don't increase your income the way taxable investments do, so you can keep more of what you earn.

PERFORMANCE

Total returns at net asset value for the 12 months ended 9/30/96 for Class A, B and C shares were 6.65%, 5.77% and 5.64%, respectively.(2)

         Your Fund's average annual total returns at maximum offering price for Class A shares for the 1-, 5- and 10-year periods ended 9/30/96 were 1.59%, 5.89% and 6.69%, respectively. For Class B shares, average annual total returns for the 1-year period ended 9/30/96 and since inception on 3/1/93 were 0.77% and 3.41%, respectively. For Class C shares, average annual total return for the 1-year period ended 9/30/96 and since inception on 8/29/95 were 4.64% and 6.25%, respectively.(3)

OUTLOOK

"We have an optimistic outlook for the Fund and expect moderate growth and moderate inflation in the coming months, which will be constructive for municipal bonds. We believe this will prove to have been a good time to put money to work in municipals, and that 1997 will be a better year for the bond market as a whole."

                                             Robert Patterson, Portfolio Manager
                                                              September 30, 1996

Total returns include change in share price and reinvestment of dividends and capital gains distributions. In reviewing the notes that follow on performance and rankings, please be aware that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

1. A portion of the distributions paid by the Fund may be subject to federal, state and local income taxes. For investors subject to federal and/or state alternative minimum tax (AMT), the Fund's distributions may increase this tax. Capital gains distributions, if any, are taxed as capital gains.

2. Based on the change in net asset value per share for the period shown. Such performance would have been lower if sales charges were taken into account.

3. Class A returns show results of hypothetical investments on 9/30/95, 9/30/91 and 9/30/86, after deducting the current maximum initial sales charge of 4.75%. Class A shares were first publicly offered on 8/16/84. The Fund's maximum sales charge rate on Class A shares was lower during a portion of the periods shown, so that actual investment performance would be greater. Class B returns show results of hypothetical investments on 9/30/95 and 3/1/93 (inception of class), after the deduction of the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception). Class C returns show results of hypothetical investments on 9/30/95 and 8/29/95 (inception of class), after the deduction of the 1% contingent deferred sales charge for the 1-year result. An explanation of the different total returns is in the Fund's prospectus.

4. Standardized yield is net investment income calculated on a yield-to-maturity basis for the 30-day period ended 9/30/96, divided by the maximum offering price at the end of the period, compounded semiannually and then annualized. Falling net asset values will tend to artificially raise yields.

5. Source: Lipper Analytical Services, 9/30/96, an independent mutual fund monitoring service. The average is shown for comparative purposes only. Oppenheimer New York Municipal Fund is characterized by Lipper as a New York municipal bond fund. Lipper performance does not take sales charges into consideration.

2  Oppenheimer New York Municipal Fund

[PHOTO]
Bridget A. Macaskill
President
Oppenheimer
New York
Municipal Fund


DEAR SHAREHOLDER,

After a turbulent beginning this year, third quarter economic indicators are now pointing to continuing growth and low inflation. As a result, we are seeing signs of improvement in both the government bond and the closely related municipal markets. Most recently, the Federal Reserve again showed confidence in the non-inflationary growth of the economy by deciding not to raise interest rates, and we feel this current economic environment could lead to a rebound in the bond market.

         Interest rates, which have recently leveled off, rose from 6% in January to about 7% in July, driven by investors' concerns that strong economic growth would trigger higher inflation. This rate increase affected the municipal market because municipal bond yields tend to track Treasuries quite closely. Muni investors, however, were affected less severely than other fixed-income investors because most of the income generated by municipals is free from federal income tax, making actual yields more attractive.

         Although economic factors such as declining unemployment and strong retail sales still point toward growth, our outlook is for inflation to remain under control for the following three reasons: the Federal Reserve's conservative monetary policy over the last few years; the declining federal government deficit; and higher corporate productivity that has caused unit labor costs to grow more slowly than they have in the past. Yet another development favorably impacting the municipal bond market is the strengthening financial condition of many municipalities throughout the United States.

         Finally, the tax-exempt market is also benefiting from price supports created by a diminishing supply of securities. We continue to see fewer issues and more redemptions as bonds mature or are "called" out of the market. This shrinking supply dates back to 1985, when a surge of municipal bond issuance occurred just prior to the Tax Reform Act of 1986. By today's standards, these bonds paid very high rates of interest, and this year billions of dollars worth of these bonds were redeemed by issuers who were contractually obligated to wait at least ten years to "call" them. Going forward, former bondholders, who received cash from these redemptions, may fuel bond price increases further by reinvesting in the smaller pool of existing bonds.

         When you look at all the current factors affecting this market: the prospect of stable, lower interest rates, the strengthening economies of states and municipalities, the shrinking supply of securities, as well as tax reform being down on the political agenda, the outlook for municipal bond investors is very positive.

         Your portfolio managers discuss the outlook for your Fund in light of these broad issues on the following pages. Thank you for your confidence in OppenheimerFunds. We look forward to helping you reach your investment goals in the future.



/s/ BRIDGET A. MACASKILL
--------------------------
Bridget A. Macaskill


October 21, 1996

3  Oppenheimer New York Municipal Fund

Q  WHAT INVESTMENTS BENEFITED PERFORMANCE?

Q + A

[PHOTO]

AN INTERVIEW WITH YOUR FUND'S MANAGERS.

HOW HAS THE FUND PERFORMED OVER THE PAST YEAR?

The Fund has performed well and outperformed the majority of its peers during what was a tough period of volatile interest rates. Oppenheimer New York Municipal Fund finished 13th out of 99 funds rated by Lipper Analytical Services for the 1-year period ended 9/30/96.(1) We maintained the Fund's return by managing our interest rate exposure with shorter durations and by seeking income through high coupon bonds.

[PHOTO]

WHAT INVESTMENTS OR MARKET CONDITIONS MADE POSITIVE CONTRIBUTIONS TO THE FUND'S PERFORMANCE?

The market continued through the year, which was characterized by thin trading, a relatively small new issue supply and rising interest rates. The Fund's strategy of increased emphasis on selectively purchasing municipal authorities whose bonds are higher yielding than average has led in part to the Fund's outperformance during the year.

[PHOTO]

         In addition, we concentrated 80% of the portfolio in revenue bonds. Revenue bonds are backed by a definable source of income and are not linked to income taxes. During tight fiscal periods they have traditionally been a good source of return and this was the case once again as these revenue bonds provided solid levels of income.

         Finally, city and state university education bonds have also been one of our favorite investments despite their link to the state budget. Higher education has been an established priority of the state and therefore has received a more consistent flow of funds. It is also backed by tuition payments from private citizens. The well-managed city and

1. Source: Lipper Analytical Services, 9/30/96. Oppenheimer New York Municipal Fund is characterized by Lipper as a New York municipal fund. Lipper performance does not take sales charges into consideration.

4  Oppenheimer New York Municipal Fund

FACING PAGE
Top left: Robert Patterson,
Portfolio Manager, with Len Darling,
Executive VP, Director of Fixed
Income Investments

Top right: Michael Maciolek,
Securities Analyst

Bottom: Caryn Halbrecht, VP,
Municipal Portfolio Manager

THIS PAGE
Top: Robert Patterson

Bottom: Caryn Halbrecht with
Donna Compert, Municipal
Securities Trader

A  REVENUE BONDS HAVE BEEN A GOOD SOURCE OF RETURN.


state systems have been an excellent source of coupon for the portfolio.(2)

DID ANY INVESTMENTS NOT PERFORM AS EXPECTED?

General obligation bonds have not performed as well as we had expected. Despite the slow but steady economic recovery of New York City and New York State, the fiscal environment remains tight. General obligation bonds, backed solely by taxes, rely on funds from the shrinking tax base. At the same time, the demand for state services continues to rise. The combination of a smaller tax base and a larger demand for services makes it tough to get a decent yield on general obligations. For this reason, we have continued to de-emphasize our position in general obligation bonds.

WHAT AREAS ARE YOU CURRENTLY TARGETING?

As of today, the outcome of the Presidential election has not been decided, so we are keeping our eye on the myriad of tax reform recommendations that could affect the muni bond market. The real danger for municipals would come from large tax cuts which would put more pressure on the states and localities to continue paying for services with less revenue. Tax cuts also would have a negative impact on general obligation bonds. Until the election is over, revenue bonds will remain our focus.

[PHOTO]

         We feel that the expectations this past summer for strong economic recovery and possible inflation had an overly negative impact on the municipal bond market. Therefore, we have positioned ourselves to participate in the rebound when it takes place.

[PHOTO]

WHAT IS YOUR OUTLOOK FOR THE FUND?

We have an optimistic outlook for the Fund and expect moderate growth and moderate inflation in the coming months, which will be constructive for municipal bonds. We believe this will prove to have been a good time to put money to work in municipals, and that 1997 will be a better year for the bond market as a whole.

2. The Fund's portfolio is subject to change.

5  Oppenheimer New York Municipal Fund

STATEMENT OF INVESTMENTS   September 30, 1996

                                                                            RATINGS: MOODY'S/
                                                                            S&P'S/FITCH'S     FACE             MARKET VALUE
                                                                            (UNAUDITED)       AMOUNT           SEE NOTE 1
===========================================================================================================================
MUNICIPAL BONDS AND NOTES--99.2%
---------------------------------------------------------------------------------------------------------------------------
NEW YORK--83.8%
        Battery Park City, NY RB, Series A, AMBAC Insured,
        5.50%, 11/1/16(1)                                                   Aaa/AAA           $  5,000,000     $  4,895,650
        -------------------------------------------------------------------------------------------------------------------
        Buffalo, NY GOB, 6.65%, 12/1/13                                     Aaa/AAA/AAA            500,000          549,890
        -------------------------------------------------------------------------------------------------------------------
        Grand Central District Management Assn., Inc.
        NY Business District Capital Improvement RRB:
        5.125%, 1/1/14                                                      A1/A                 1,000,000          917,230
        5.25%, 1/1/22                                                       A1/A                 2,500,000        2,274,075
        -------------------------------------------------------------------------------------------------------------------
        MTA of NY:
        RB, Series J, FGIC Insured, 6.375%, 7/1/10                          Aaa/AAA/AAA            500,000          534,345
        RB, Transportation Facilities Service Contracts,
        Series 3, 7.375%, 7/1/08                                            Baa1/BBB               250,000          285,205
        RRB, Commuter Facilities Project, Series B,
        MBIA Insured, 6.25%, 7/1/17                                         Aaa/AAA                350,000          365,340
        -------------------------------------------------------------------------------------------------------------------
        Nassau Cnty., NY GOB, Series L, AMBAC Insured,
        6.25%, 10/15/09                                                     Aaa/AAA/AAA            500,000          534,530
        -------------------------------------------------------------------------------------------------------------------
        NYC GOB:
        Inverse Floater, 7.028%, 8/1/08(2)                                  Baa1/BBB+            9,250,000        8,475,312
        Inverse Floater, 8.004%, 8/1/13(2)                                  Baa1/BBB+            5,000,000        4,743,750
        Inverse Floater, 8.004%, 8/1/14(2)                                  Baa1/BBB+            8,150,000        7,671,187
        Prerefunded, Series F, 8.25%, 11/15/17                              Aaa/BBB+             7,820,000        9,196,398
        Series B, 8.25%, 6/1/07                                             Baa1/BBB+            1,750,000        2,075,815
        Series B, FSA Insured, Inverse Floater, 7.149%, 10/1/07(2)          Aaa/AAA              7,500,000        7,409,850
        Series C-1, 7.50%, 8/1/20                                           Baa1/BBB+              200,000          222,274
        Unrefunded Balance, Series A, 7.75%, 3/15/03                        Baa1/BBB+/A-           150,000          161,767
        Unrefunded Balance, Series A, 7.75%, 8/15/16                        Baa1/BBB+            1,120,000        1,255,867
        Unrefunded Balance, Series F, 8.25%, 11/15/17                       Baa1/BBB+              680,000          776,247
        -------------------------------------------------------------------------------------------------------------------
        NYC GORB:
        Series B, MBIA Insured, 6.20%, 8/15/06                              Aaa/AAA              3,500,000        3,759,000
        Series D, MBIA Insured, 5.75%, 8/1/05                               Aaa/AAA                450,000          472,684
        Series F, 7.625%, 2/1/14                                            Baa1/BBB+              350,000          386,942
        -------------------------------------------------------------------------------------------------------------------
        NYC HDC MH RB:
        Glenn Garden Project, 6.50%, 1/15/18                                NR/NR                2,949,940        2,939,468
        Keith Plaza Project, 6.50%, 2/15/18                                 NR/NR                1,948,840        1,941,961
        Series A, 5.625%, 5/1/12                                            Aa/AA                4,500,000        4,456,035
        -------------------------------------------------------------------------------------------------------------------
        NYC Health & Hospital Corp. RRB, AMBAC Insured,
        Inverse Floater, 7.45%, 2/15/23(2)                                  Aaa/AAA/AAA          8,300,000        7,521,875
        -------------------------------------------------------------------------------------------------------------------
        NYC IDA:
        Civic Facility RB, USTA National Tennis Center Project,
        FSA Insured, 6.375%, 11/15/14                                       Aaa/AAA              1,500,000        1,597,740
        Civic Facility RB, YMCA of Greater NY, 8%, 8/1/16                   NR/NR                3,950,000        4,238,034
        RB, VISY Paper, Inc. Project, 7.80%, 1/1/16                         NR/NR                6,800,000        7,144,148
        RB, VISY Paper, Inc. Project, 7.95%, 1/1/28                         NR/NR                6,250,000        6,613,125
        Special Facilities RB, Terminal One Group
        Assn. Project, 6%, 1/1/15                                           A/A/A-               6,000,000        5,924,040
        Special Facilities RB, Terminal One Group
        Assn. Project, 6.125%, 1/1/24                                       A/A/A-               3,000,000        2,979,990
        -------------------------------------------------------------------------------------------------------------------
        NYC MWFA WSS:
        RB, Prerefunded, Series A, MBIA Insured, 7.25%, 6/15/15             Aaa/AAA              5,000,000        5,532,450
        RB, Prerefunded, Series C, 7.75%, 6/15/20                           Aaa/A-              17,250,000       19,737,967
        RB, Unrefunded Balance, Series B, 6.375%, 6/15/22                   A/A-/A               6,625,000        6,859,856
        RRB, Series A, 6%, 6/15/25                                          A/A-/A               7,235,000        7,282,534
        RRB, Series A-1994, 7.10%, 6/15/12                                  A/A-                   275,000          303,361

6  Oppenheimer New York Municipal Fund

                                                                            RATINGS: MOODY'S/
                                                                            S&P'S/FITCH'S     FACE             MARKET VALUE
                                                                            (UNAUDITED)       AMOUNT           SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
NEW YORK (CONTINUED)
        NYS DA:
        RB, City University--Third General Resolution,
        Series 2, 6.875%, 7/1/14                                            Aaa/AAA/A-        $    500,000     $    554,625
        RB, Courts Facilities Lease, Series A, 5.50%, 5/15/10               Baa1/BBB+            2,115,000        2,042,138
        RB, CUS, Prerefunded, Series A, 7.625%, 7/1/20                      Aaa/BBB             14,500,000       16,305,975
        RB, CUS, Prerefunded, Series F, 7.875%, 7/1/07                      Aaa/BBB              7,000,000        7,929,040
        RB, CUS, Series V, 5.60%, 7/1/10                                    Baa1/BBB            10,880,000       10,604,301
        RB, Department of Health, Series 1996, 5.75%, 7/1/17                Baa1/BBB/A           8,190,000        7,886,888
        RB, Judicial Facilities Lease, Escrowed to Maturity,
        MBIA Insured, 7.375%, 7/1/16                                        Aaa/AAA              2,300,000        2,719,359
        RB, Menorah Campus, 7.30%, 8/1/16                                   NR/AA                  195,000          215,467
        RB, Pooled Capital Program, Partially Prerefunded,
        FGIC Insured, 7.80%, 12/1/05                                        Aaa/AAA/AAA          6,835,000        7,406,679
        RB, Rockefeller University, MBIA Insured, 7.375%, 7/1/14            Aaa/AAA              4,000,000        4,281,880
        RRB, Columbia University, 5.75%, 7/1/15                             Aaa/AA+                750,000          749,498
        RRB, CUS, Second Series A, 5.75%, 7/1/18                            Baa1/BBB             6,750,000        6,613,988
        RRB, CUS, Series B, 6%, 7/1/14                                      Baa1/BBB            10,875,000       11,046,499
        RRB, CUS, Series E, 5.75%, 7/1/11                                   Baa1/BBB             5,955,000        5,925,165
        RRB, Episcopal Health, 5.85%, 8/1/13                                NR/AAA                 500,000          508,680
        RRB, Fordham University, FGIC Insured, 5.75%, 7/1/15                Aaa/AAA/AAA          9,100,000        9,093,903
        RRB, NY University, Series A, MBIA Insured,
        5%, 7/1/09                                                          Aaa/AAA              9,000,000        8,642,430
        RRB, St. Vincent's Hospital, 7.375%, 8/1/11                         Aa/AAA                 150,000          167,519
        RRB, SUEFS, Prerefunded, Series A, 7.70%, 5/15/12                   Aaa/BBB+/A           9,000,000       10,114,020
        RRB, SUEFS, Prerefunded, Series B, 7.25%, 5/15/15                   Aaa/BBB+            15,230,000       16,888,242
        RRB, SUEFS, Series A, 5.25%, 5/15/15                                Baa1/BBB+           23,090,000       21,393,578
        RRB, SUEFS, Series A, 5.25%, 5/15/21                                Baa1/BBB+            5,010,000        4,562,357
        RRB, SUEFS, Series B, 5.25%, 5/15/13                                Baa1/BBB+/A          1,000,000          935,180
        RRB, SUEFS, Series B, 7%, 5/15/16                                   Baa1/BBB+            9,020,000        9,614,328
        -------------------------------------------------------------------------------------------------------------------
        NYS EFCPC RB, State Revolving Fund:
        Series A, 6.60%, 9/15/12                                            Aaa/AAA/AAA            250,000          273,028
        Series C, 7.20%, 3/15/11                                            Aa/A+/AA               350,000          382,228
        Series E, 6.50%, 6/15/14                                            Aa/A/AA                500,000          533,625
        -------------------------------------------------------------------------------------------------------------------
        NYS ERDAEF RB:
        Consolidated Edison Co., Series A, 7.50%, 1/1/26                    Aa3/A+                 280,000          302,123
        Consolidated Edison Co., Series A, 7.75%, 1/1/24                    A1/A+                  620,000          650,560
        Consolidated Edison Co., Series B, 7.375%, 7/1/24                   Aa3/A+                 200,000          210,326
        L.I. Lighting Co., Series A, 7.15%, 12/1/20                         Ba1/BB+              7,500,000        7,605,975
        L.I. Lighting Co., Series C, 6.90%, 8/1/22                          Ba1/BB+              9,200,000        9,230,360
        -------------------------------------------------------------------------------------------------------------------
        NYS ERDAGF RB, Brooklyn Union Gas Co.:
        Series B, Inverse Floater, 10.30%, 7/1/26(2)                        A1/A/A               6,000,000        7,072,500
        Series D, MBIA Insured, Inverse Floater, 7.386%, 7/8/26(2)          Aaa/AAA/A            2,000,000        1,755,000
        -------------------------------------------------------------------------------------------------------------------
        NYS GOB:
        6.875%, 3/1/12                                                      A/A-                   500,000          543,070
        7%, 2/1/09                                                          A/A-                   300,000          327,432
        -------------------------------------------------------------------------------------------------------------------
        NYS GORB, 7.50%, 11/15/00                                           A/A-                   500,000          554,475
        -------------------------------------------------------------------------------------------------------------------
        NYS HFA MH RB, Secured Mtg.:
        Program-A, 7.05%, 8/15/24                                           Aa/NR                  350,000          369,173
        Program-C, 6.95%, 8/15/24                                           Aa/NR                  235,000          245,977

7  Oppenheimer New York Municipal Fund

                                                                            RATINGS: MOODY'S/
                                                                            S&P'S/FITCH'S     FACE             MARKET VALUE
                                                                            (UNAUDITED)       AMOUNT           SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
NEW YORK (CONTINUED)
        NYS HFA:
        RB, Prerefunded, 8%, 11/1/08                                        Aaa/BBB+          $  2,690,000     $  3,078,732
        RB, Unrefunded Balance, 8%, 11/1/08                                 Baa/BBB+               550,000          615,676
        RRB, Unrefunded Balance, 7.90%, 11/1/99                             Baa2/BBB+            2,720,000        2,950,112
        RRB, Housing Mtg., Series A, 6.10%, 11/1/15                         Aaa/AAA             12,375,000       12,559,140
        RRB, State University Construction,
        Escrowed to Maturity, Series A, 7.90%, 11/1/06                      Aaa/AAA              1,750,000        2,086,998
        -------------------------------------------------------------------------------------------------------------------
        NYS HFASC:
        Obligation RB, Series A, 6%, 3/15/26                                Baa1/BBB            10,000,000        9,816,700
        RB, Prerefunded, Series A, 7.375%, 9/15/21                          Aaa/AAA              9,050,000       10,346,141
        RB, Prerefunded, Series A, 7.80%, 9/15/20                           Aaa/AAA              3,840,000        4,356,211
        RB, Series D, 5.375%, 3/15/23                                       Baa1/BBB             9,000,000        8,024,220
        -------------------------------------------------------------------------------------------------------------------
        NYS Local GAC:
        GORB, Series A, 6%, 4/1/16                                          A/A/A+               5,875,000        5,950,318
        RB, Prerefunded, Series C, 7%, 4/1/21(3)                            Aaa/AAA/AAA          9,455,000       10,532,775
        RB, Series A, 5.375%, 4/1/14                                        A/A/A+               5,500,000        5,309,535
        RB, Series A, 7%, 4/1/12                                            A/A/A+                 700,000          785,029
        RRB, Series B, 5.50%, 4/1/21                                        A/A/A+              10,000,000        9,578,700
        RRB, Series C, 5%, 4/1/21                                           A/A/A+              15,000,000       13,413,750
        RRB, Series E, 5%, 4/1/21                                           A/A/A+                 500,000          454,395
        -------------------------------------------------------------------------------------------------------------------
        NYS MCFFA:
        RB, Hospital & Nursing Home Project,
        Series D, 6.45%, 2/15/09                                            Aa/AAA                 355,000          381,401
        RB, Long-Term Health Care, Series C,
        FSA Insured, 6.40%, 11/1/14                                         Aaa/AAA              2,800,000        2,949,996
        RB, Mental Health Services Facilities, Prerefunded,
        Series B, 7.875%, 8/15/20                                           Aaa/AAA              5,445,000        6,177,843
        RB, Mental Health Services Facilities,
        Series A, 7.70%, 2/15/18                                            Baa1/BBB+              765,000          811,145
        RB, Mental Health Services Facilities,
        Series A, AMBAC Insured, 5.70%, 8/15/14                             Aaa/AAA/AAA            500,000          500,290
        RB, Mental Health Services Facilities, Series A,
        FGIC Insured, 6.375%, 8/15/17                                       Aaa/AAA/AAA          5,000,000        5,241,850
        RB, Mental Health Services Facilities,
        Series B, 7.875%, 8/15/20                                           Baa1/BBB+            8,145,000        9,102,119
        RB, Mental Health Services Facilities,
        Unrefunded Balance, Series A, 8.875%, 8/15/07                       Baa1/BBB+            6,800,000        7,202,424
        RB, NY Hospital, Series A,
        AMBAC Insured, 6.75%, 8/15/14                                       Aaa/AAA/AAA            500,000          547,625
        RB, St. Francis Hospital, Series 1998A,
        FGIC Insured, 7.625%, 11/1/21                                       Aaa/AAA/AAA          2,690,000        2,914,319
        RB, St. Luke's Hospital Center Mtg., Prerefunded,
        Series B, 7.45%, 2/15/29                                            Aaa/AAA              7,500,000        8,312,925
        RRB, Mental Health Services Facilities, Series F,
        MBIA Insured, 5.375%, 2/15/14                                       Aaa/AAA              6,600,000        6,371,970
        RRB, North Shore University Hospital,
        MBIA Insured, 7.20%, 11/1/20                                        Aaa/AAA                250,000          275,980
        RRB, Presbyterian Hospital, Series A, 5.25%, 8/15/14                Aa/AA               17,440,000       16,463,534

8  Oppenheimer New York Municipal Fund

                                                                            RATINGS: MOODY'S/
                                                                            S&P'S/FITCH'S     FACE             MARKET VALUE
                                                                            (UNAUDITED)       AMOUNT           SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
NEW YORK (CONTINUED)
        NYS Mtg. Agency RB:
        Homeowner Mtg., Series 1, 7.95%, 10/1/21                            Aa/NR             $  2,270,000     $  2,416,279
        Homeowner Mtg., Series UU, 7.75%, 10/1/23                           Aa/NR                1,990,000        2,102,833
        Homeowner Mtg., Series VV, 7.375%, 10/1/11                          Aa/NR                  345,000          367,660
        Inverse Floater, 6.865%, 10/1/24(2)                                 NR/NR                9,000,000        7,458,750
        Series 40-B, 6.40%, 10/1/12                                         Aa/NR                  500,000          513,525
        Series B, 8.30%, 10/1/17                                            Aa/NR                1,720,000        1,771,428
        Series C, 8.40%, 10/1/17                                            Aa/NR                1,700,000        1,744,438
        -------------------------------------------------------------------------------------------------------------------
        NYS PAU:
        General Purpose RB, Series Z, 6.625%, 1/1/12                        Aa/AA-                 315,000          339,652
        RB, Prerefunded, Series V, 8%, 1/1/17                               NR/AA                5,680,000        6,066,694
        -------------------------------------------------------------------------------------------------------------------
        NYS Thruway Authority:
        General RB, Series A, 5.75%, 1/1/19                                 A1/A                10,000,000        9,772,100
        Service Contract RB, Local Highway & Bridge,
        5.125%, 4/1/07                                                      Baa1/BBB               500,000          478,465
        -------------------------------------------------------------------------------------------------------------------
        NYS UDC:
        RB, Correctional Facilities Project, Prerefunded,
        Series G, 7.25%, 1/1/14                                             Aaa/NR               3,650,000        4,020,986
        RB, Series A, MBIA Insured, 5.50%, 4/1/16                           Aaa/AAA/AAA          7,500,000        7,381,125
        RRB, Correctional Facilities Project,
        FSA Insured, 5.50%, 1/1/15                                          Aaa/AAA/A           10,000,000        9,680,300
        RRB, Correctional Facilities Project, Series A,
        FSA Insured, 5.50%, 1/1/16                                          Aaa/AAA/A              500,000          488,070
        -------------------------------------------------------------------------------------------------------------------
        Onondaga Cnty., NY Resources Recovery Agency RB,
        Resources Recovery Facilities Project, 7%, 5/1/15                   Baa/NR/A-           15,600,000       15,966,444
        -------------------------------------------------------------------------------------------------------------------
        PANYNJ:
        Consolidated RB, 69th Series, 7.125%, 6/1/25                        A1/AA-/AA-           4,155,000        4,508,840
        Consolidated RRB, 78th Series, 6.50%, 4/15/11                       A1/AA-/AA-             250,000          266,788
        Consolidated RRB, 89th Series, 5%, 10/1/13                          A1/AA-/AA-             500,000          467,115
        Special Obligation RRB, KIAC-4 Project,
        5th Installment, 6.75%, 10/1/19                                     NR/NR               12,600,000       12,740,364
        -------------------------------------------------------------------------------------------------------------------
        TBTA of NY:
        General Purpose RB, Series A, 5%, 1/1/12                            Aa/A+               15,755,000       14,846,567
        General Purpose RB, Series A, 5%, 1/1/15                            Aa/A+                7,500,000        6,928,500
        General Purpose RB, Series X, 6%, 1/1/14                            Aa/A+               14,510,000       14,707,046
        General Purpose RB, Series Y, 5.50%, 1/1/17                         Aa/A+               15,000,000       14,917,050
        General Purpose RRB, Series B, 5%, 1/1/20                           Aa/A+                  500,000          460,910
        Special Obligation RRB, Series A,
        MBIA Insured, 6.625%, 1/1/17                                        Aaa/AAA                500,000          537,740
                                                                                                               ------------
                                                                                                                646,355,055
---------------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS--15.4%
        PR Commonwealth:
        Aqueduct & Sewer Authority RB,
        Escrowed to Maturity, 10.25%, 7/1/09                                Aaa/AAA                500,000          695,820
        GORB, 5.25%, 7/1/18                                                 Baa1/A              20,000,000       18,451,200
        GORB, 7.625%, 7/1/10                                                NR/AAA               3,000,000        3,387,000
        GORB, FSA Insured, Inverse Floater, 7.962%, 7/1/20(2)               Aaa/AAA             11,500,000       11,428,125
        GORB, Prerefunded, 7.70%, 7/1/20                                    NR/AAA               5,000,000        5,657,850
        HTA RB, Prerefunded, Series S, 6.50%, 7/1/22                        NR/AAA              13,500,000       14,963,535
        HTA RB, Series W, Inverse Floater, 6.645%, 7/1/10(2)                Baa1/A               9,000,000        8,403,750

9  Oppenheimer New York Municipal Fund

                                                                            RATINGS: MOODY'S/
                                                                            S&P'S/FITCH'S     FACE             MARKET VALUE
                                                                            (UNAUDITED)       AMOUNT           SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS (CONTINUED)
        Infrastructure Financing Authority Special Tax RB,
        Series A, 7.75%, 7/1/08                                             Baa1/BBB+         $  6,000,000     $  6,456,180
        -------------------------------------------------------------------------------------------------------------------
        PR EPA:
        RB, Series O, 5%, 7/1/12                                            Baa1/BBB+              500,000          454,920
        RRB, Series N, 5%, 7/1/12                                           Baa1/BBB+            7,045,000        6,409,823
        -------------------------------------------------------------------------------------------------------------------
        PR Housing Bank & Finance Agency Single Family
        Mtg. RB, Homeownership-Fourth Portfolio,
        Prerefunded, 8.50%, 12/1/18                                         Aaa/NR               1,580,000        1,894,941
        -------------------------------------------------------------------------------------------------------------------
        PR Industrial, Medical & Environmental PC:
        Facilities Financing Authority RB, American Airlines, Inc.
        Project, Series A, 6.45%, 12/1/25                                   Baa1/BB+               850,000          873,146
        Facilities Financing Authority RB,
        Warner Lambert Co. Project, 7.60%, 5/1/14                           A1/NR                3,000,000        3,274,110
        RB, American Home Products, 5.10%, 12/1/18                          Aaa/NR                 500,000          455,155
        -------------------------------------------------------------------------------------------------------------------
        PR Port Authority RB, American Airlines Special
        Facilities Project, Series A, 6.25%, 6/1/26                         Baa3/BBB+            8,000,000        8,062,400
        -------------------------------------------------------------------------------------------------------------------
        PR Public Buildings Authority Guaranteed Public
        Education & Health Facilities RB:
        Prerefunded, Series L, 6.875%, 7/1/21                               Aaa/AAA              5,400,000        6,083,910
        Series M, 5.75%, 7/1/15                                             Baa1/A              11,500,000       11,298,290
        -------------------------------------------------------------------------------------------------------------------
        PR Telephone Authority RB, MBIA Insured,
        Inverse Floater, 7.065%, 1/16/15(2)                                 Aaa/AAA             11,000,000       10,271,250
                                                                                                               ------------
                                                                                                                118,521,405
                                                                                                               ------------
        Total Municipal Bonds and Notes (Cost $752,471,413)                                                     764,876,460
===========================================================================================================================
Short-Term Tax-Exempt Obligations--0.1%
---------------------------------------------------------------------------------------------------------------------------
        NYS Energy Research & Development Authority PC RRB,
        Orange/Rockland Utility Project, Series A,
        FGIC Insured, 3.60%, 10/1/96 (Cost $600,000)(4)                                            600,000          600,000
---------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $753,071,413)                                                       99.3%     765,476,460
---------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                                        0.7        5,089,471
                                                                                              ------------     ------------
NET ASSETS                                                                                           100.0%    $770,565,931
                                                                                              ============     ============

        1. When-issued security to be delivered and settled after September 30, 1996.
        2. Represents the current interest rate for a variable rate bond. These bonds known as "inverse floaters" pay interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $82,211,349 or 10.67% of the Fund's net assets at September 30, 1996.
        3. Securities with an aggregate market value of $2,534,327 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.
        4. Floating or variable rate obligation maturing in more than one year. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on September 30, 1996. This instrument may also have a demand feature which allows the recovery of principal at any time, or at specified intervals not exceeding one year, on up to 30 days' notice. Maturity date shown represents effective maturity based on variable rate and, if applicable, demand feature.

10  Oppenheimer New York Municipal Fund

--------------------------------------------------------------------------------
        As of September 30, 1996, securities subject to the alternative minimum tax amounted to $92,289,229 or 12% of the Fund's net assets.

        Distribution of investments by industry, as a percentage of total investments at value, is as follows:

        INDUSTRY                                 MARKET VALUE          PERCENT
        ----------------------------------------------------------------------
        Education                                $155,257,364             20.3%
        Lease/Rental                              128,618,308             16.8
        Transportation                            100,583,655             13.1
        General Obligation Bonds                   93,990,986             12.3
        Utilities                                  79,920,772             10.4
        Housing                                    53,677,040              7.0
        Special Tax Bonds                          49,721,669              6.5
        Hospitals                                  39,535,174              5.2
        Pollution Control                          28,615,724              3.7
        Corporate-Backed Municipals                26,422,084              3.5
        Revenue Bonds                               4,895,650              0.6
        Industrial Development                      4,238,034              0.6
                                                 ------------            -----
                                                 $765,476,460            100.0%
                                                 ============            =====

        To simplify the listings of the Oppenheimer New York Municipal Fund holdings in the Statement of Investments, we have abbreviated the descriptions of many of the securities per the table below:

        BOE    --Board of Education                         HFASC     --Housing Finance Agency Service Contract
        CDA    --Communities Development Authority          HFAU      --Health Facilities Authority
        CDC    --Community Development Corporation          HFDC      --Health Facilities Development Corporation
        COP    --Certificates of Participation              HTA       --Highway & Transportation Authority
        CUS    --City University System                     IDA       --Industrial Development Authority
        DA     --Dormitory Authority                        LMC       --Loan Marketing Corporation
        EFCPC  --Environmental Facilities Corporation       MCFFA     --Medical Care Facilities Finance Agency
                 Pollution Control                          MH        --Multifamily Housing
        EPA    --Electric Power Authority                   MTA       --Metropolitan Transportation Authority
        ERDAEF --Energy Research & Development              MWFA      --Municipal Water Finance Authority
                 Authority Electric Facilities              NYC       --New York City
        ERDAGF --Energy Research & Development              NYS       --New York State
                 Authority Gas Facilities                   PANYNJ    --Port Authority of New York & New Jersey
        FA     --Facilities Authority                       PAU       --Power Authority
        GAC    --Government Assistance Corporation          PC        --Pollution Control
        GOB    --General Obligation Bonds                   RB        --Revenue Bonds
        GORB   --General Obligation Refunding Bonds         RR        --Resource Recovery
        HA     --Hospital Authority                         RRB       --Revenue Refunding Bonds
        HDA    --Hospital Development Authority             SAC       --Student Assistance Corporation
        HDC    --Housing Development Corporation            SUEFS     --State University Educational Facilities System
        HEAA   --Higher Education Assistance Agency         SWD       --Solid Waste Disposal
        HEFA   --Higher Educational Facilities Authority    TBTA      --Triborough Bridge & Tunnel Authority
        HF     --Health Facilities                          UDC       --Urban Development Corporation
        HFA    --Housing Finance Agency                     WSS       --Water & Sewer System

        See accompanying Notes to Financial Statements.

11  Oppenheimer New York Municipal Fund

STATEMENT OF ASSETS AND LIABILITIES   September 30, 1996

===========================================================================================================================
ASSETS
        Investments, at value (cost $753,071,413)--see accompanying statement                                  $765,476,460
        -------------------------------------------------------------------------------------------------------------------
        Cash                                                                                                        327,357
        -------------------------------------------------------------------------------------------------------------------
        Receivables:
        Interest                                                                                                 13,172,801
        Shares of beneficial interest sold                                                                        2,011,500
        Daily variation on futures contracts--Note 5                                                                140,625
        -------------------------------------------------------------------------------------------------------------------
        Other                                                                                                        18,527
                                                                                                               ------------
        Total assets                                                                                            781,147,270

===========================================================================================================================
LIABILITIES
        Payables and other liabilities:
        Investments purchased                                                                                     4,899,483
        Dividends                                                                                                 2,528,846
        Shares of beneficial interest redeemed                                                                    2,149,260
        Distribution and service plan fees                                                                          465,569
        Trustees' fees                                                                                              301,846
        Transfer and shareholder servicing agent fees                                                                81,309
        Other                                                                                                       155,026
                                                                                                               ------------
        Total liabilities                                                                                        10,581,339

===========================================================================================================================
NET ASSETS                                                                                                     $770,565,931
                                                                                                               ============

===========================================================================================================================
COMPOSITION OF
NET ASSETS
        Paid-in capital                                                                                        $763,238,702
        -------------------------------------------------------------------------------------------------------------------
        Undistributed net investment income                                                                         620,943
        -------------------------------------------------------------------------------------------------------------------
        Accumulated net realized loss on investment transactions                                                 (5,355,011)
        -------------------------------------------------------------------------------------------------------------------
        Net unrealized appreciation on investments--Notes 3 and 5                                                12,061,297
                                                                                                               ------------
        Net assets                                                                                             $770,565,931
                                                                                                               ============

===========================================================================================================================
NET ASSET VALUE
PER SHARE
        Class A Shares:
        Net asset value and redemption price per share (based on net assets
        of $667,257,677 and 53,767,908 shares of beneficial interest outstanding)                                    $12.41
        Maximum offering price per share (net asset value
        plus sales charge of 4.75% of offering price)                                                                $13.03
        -------------------------------------------------------------------------------------------------------------------
        Class B Shares:
        Net asset value, redemption price and offering price per share (based on net assets
        of $101,301,593 and 8,160,381 shares of beneficial interest outstanding)                                     $12.41
        -------------------------------------------------------------------------------------------------------------------
        Class C Shares:
        Net asset value, redemption price and offering price per share (based on net assets
        of $2,006,661 and 161,657 shares of beneficial interest outstanding)                                         $12.41

        See accompanying Notes to Financial Statements.

12  Oppenheimer New York Municipal Fund

STATEMENT OF OPERATIONS   For the Year Ended September 30, 1996

===========================================================================================================================
INVESTMENT INCOME
        Interest                                                                                                $50,277,244

===========================================================================================================================
EXPENSES
        Management fees--Note 4                                                                                   4,014,768
        -------------------------------------------------------------------------------------------------------------------
        Distribution and service plan fees--Note 4:
        Class A                                                                                                   1,617,263
        Class B                                                                                                     984,510
        Class C                                                                                                       7,472
        -------------------------------------------------------------------------------------------------------------------
        Transfer and shareholder servicing agent fees--Note 4                                                       608,275
        -------------------------------------------------------------------------------------------------------------------
        Shareholder reports                                                                                         233,985
        -------------------------------------------------------------------------------------------------------------------
        Trustees' fees and expenses--Note 1                                                                         208,938
        -------------------------------------------------------------------------------------------------------------------
        Custodian fees and expenses                                                                                 100,488
        -------------------------------------------------------------------------------------------------------------------
        Legal and auditing fees                                                                                      59,539
        -------------------------------------------------------------------------------------------------------------------
        Registration and filing fees:
        Class B                                                                                                       3,277
        Class C                                                                                                         700
        -------------------------------------------------------------------------------------------------------------------
        Other                                                                                                        57,514
                                                                                                                -----------
        Total expenses                                                                                            7,896,729

===========================================================================================================================
NET INVESTMENT INCOME                                                                                            42,380,515

===========================================================================================================================
REALIZED AND
UNREALIZED GAIN
        Net realized gain on:
        Investments                                                                                               4,288,943
        Closing of futures contracts                                                                              1,656,867
                                                                                                                -----------
        Net realized gain                                                                                         5,945,810
        -------------------------------------------------------------------------------------------------------------------
        Net change in unrealized appreciation or depreciation on investments                                        425,530
                                                                                                                -----------
        Net realized and unrealized gain                                                                          6,371,340

===========================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                            $48,751,855
                                                                                                                ===========

        See accompanying Notes to Financial Statements.

13  Oppenheimer New York Municipal Fund

Statements of Changes in Net Assets

                                                                                              YEAR ENDED SEPTEMBER 30,
                                                                                              1996             1995
===========================================================================================================================
OPERATIONS
        Net investment income                                                                 $ 42,380,515     $ 42,025,406
        -------------------------------------------------------------------------------------------------------------------
        Net realized gain (loss)                                                                 5,945,810      (14,337,688)
        -------------------------------------------------------------------------------------------------------------------
        Net change in unrealized appreciation or depreciation                                      425,530       38,448,536
                                                                                              ------------     ------------
        Net increase in net assets resulting from operations                                    48,751,855       66,136,254

===========================================================================================================================
DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS
        Dividends from net investment income:
        Class A                                                                                (37,568,731)     (38,964,531)
        Class B                                                                                 (4,655,633)      (4,185,973)
        Class C                                                                                    (34,664)             (60)
        -------------------------------------------------------------------------------------------------------------------
        Distributions from net realized gain:
        Class A                                                                                         --       (1,474,250)
        Class B                                                                                         --         (195,772)

===========================================================================================================================
BENEFICIAL INTEREST
TRANSACTIONS
        Net increase (decrease) in net assets resulting from
        beneficial interest transactions--Note 2:
        Class A                                                                                (11,537,144)     (32,998,922)
        Class B                                                                                  9,460,309       14,665,131
        Class C                                                                                  1,966,687           25,059

===========================================================================================================================
NET ASSETS
        Total increase                                                                           6,382,679        3,006,936
        -------------------------------------------------------------------------------------------------------------------
        Beginning of period                                                                    764,183,252      761,176,316
                                                                                              ------------     ------------
        End of period [including undistributed (overdistributed) net
        investment income of $620,943 and $(2,195,669), respectively]                         $770,565,931     $764,183,252
                                                                                              ============     ============

        See accompanying Notes to Financial Statements.

14  Oppenheimer New York Municipal Fund

Financial Highlights

                                       CLASS A
                                       ----------------------------------------------

                                       YEAR ENDED SEPTEMBER 30,
                                       1996      1995      1994      1993      1992
=====================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period   $12.29    $11.92    $13.50    $12.59    $12.21
-------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                     .68       .69       .74       .73       .79
Net realized and unrealized
gain (loss)                               .12       .41     (1.46)     1.01       .47
                                       ------    ------    ------    ------    ------
Total income (loss) from
investment operations                     .80      1.10      (.72)     1.74      1.26
-------------------------------------------------------------------------------------
Dividends and distributions
to shareholders:
Dividends from net investment
income                                   (.68)     (.70)     (.72)     (.75)     (.75)
Distributions from net realized gain       --      (.03)     (.03)     (.08)     (.13)
Distributions in excess of net
realized gain                              --        --      (.11)       --        --
                                       ------    ------    ------    ------    ------
Total dividends and distributions
to shareholders                          (.68)     (.73)     (.86)     (.83)     (.88)
-------------------------------------------------------------------------------------
Net asset value, end of period         $12.41    $12.29    $11.92    $13.50    $12.59
                                       ======    ======    ======    ======    ======

=====================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)      6.65%     9.58%    (5.55)%   14.33%    10.72%

=====================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                       $667,258  $673,050  $687,233  $756,934  $530,260
-------------------------------------------------------------------------------------
Average net assets (in thousands)    $684,981  $659,465  $738,747  $652,327  $436,876
-------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                    5.50%     5.76%     5.68%     5.66%     6.33%

Expenses                                 0.91%     0.90%     0.86%     0.91%     0.96%
-------------------------------------------------------------------------------------
Portfolio turnover rate(5)               21.2%     15.2%      9.4%     39.1%     30.5%

                                          CLASS B                                 CLASS C
                                          ------------------------------------    ----------------
                                                                                  YEAR ENDED
                                          YEAR ENDED SEPTEMBER 30,                SEPTEMBER 30,
                                          1996      1995      1994      1993(2)   1996      1995(1)
==================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period      $12.30    $11.93    $13.50    $13.07    $12.30    $12.22
--------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                        .60       .60       .64       .36       .60       .05
Net realized and unrealized
gain (loss)                                  .10       .42     (1.45)      .44       .09       .08
                                          ------    ------    ------    ------    ------    ------
Total income (loss) from
investment operations                        .70      1.02      (.81)      .80       .69       .13
--------------------------------------------------------------------------------------------------
Dividends and distributions
to shareholders:
Dividends from net investment
income                                      (.59)     (.62)     (.62)     (.37)     (.58)     (.05)
Distributions from net realized gain          --      (.03)     (.03)       --        --        --
Distributions in excess of net
realized gain                                 --        --      (.11)       --        --        --
                                          ------    ------    ------    ------    ------    ------
Total dividends and distributions
to shareholders                             (.59)     (.65)     (.76)     (.37)     (.58)     (.05)
--------------------------------------------------------------------------------------------------
Net asset value, end of period            $12.41    $12.30    $11.93    $13.50    $12.41    $12.30
                                          ======    ======    ======    ======    ======    ======

==================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)         5.77%     8.75%    (6.22)%    6.56%     5.64%     1.10%

==================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                          $101,302   $91,108   $73,943   $40,958    $2,007       $25
--------------------------------------------------------------------------------------------------
Average net assets (in thousands)       $ 98,488   $81,743   $61,008   $20,454    $  752       $18
--------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                       4.73%     4.95%     4.88%     4.45%(4)  4.60%     3.67%(4)
Expenses                                    1.68%     1.67%     1.65%      1.73%(4) 1.77%     1.37%(4)
--------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                  21.2%     15.2%      9.4%     39.1%     21.2%     15.2%


1. For the period from August 29, 1995 (inception of offering) to September 30, 1995.
2. For the period from March 1, 1993 (inception of offering) to September 30, 1993.
3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized.
5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1996 were $164,934,339 and $189,341,203, respectively.

See accompanying Notes to Financial Statements.

15  Oppenheimer New York Municipal Fund

NOTES TO FINANCIAL STATEMENTS

================================================================================
1. SIGNIFICANT
   ACCOUNTING POLICIES

        Oppenheimer New York Municipal Fund (the Fund) operating under the name Oppenheimer New York Tax-Exempt Fund through October 9, 1996, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek maximum current income exempt from Federal, New York State & New York City income taxes for individual investors that is consistent with the preservation of capital. The Fund's investment adviser is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All three classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
        ------------------------------------------------------------------------
        INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.
        ------------------------------------------------------------------------
        ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
        ------------------------------------------------------------------------
        FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. At September 30, 1996, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $5,752,000, expiring in 2003 and 2004.
        ------------------------------------------------------------------------
        TRUSTEES' FEES AND EXPENSES. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended September 30, 1996, a provision of $131,331 was made for the Fund's projected benefit obligations and payments of $6,672 were made to retired trustees, resulting in an accumulated liability of $284,853 at September 30, 1996.
        ------------------------------------------------------------------------
        DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly.  Distributions from net realized gains on investments, if any, will be declared at least once each year.
        ------------------------------------------------------------------------
        CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income
        (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of premium amortization for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain
        (loss) was recorded by the Fund.

                         During the year ended September 30, 1996, the Fund adjusted the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 1996, amounts have been reclassified to reflect a decrease in paid-in capital of $3,101,107, a decrease in overdistributed net investment income of $2,695,125, and a decrease in accumulated net realized loss on investments of $405,982.

16  Oppenheimer New York Municipal Fund

================================================================================
1. SIGNIFICANT
   ACCOUNTING POLICIES
   (CONTINUED)

        OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Original issue discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. For bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. The Fund concentrates its investments in New York and, therefore, may have more credit risks related to the economic conditions of New York than a portfolio with a broader geographical diversification.

                         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. SHARES OF
   BENEFICIAL INTEREST
        The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                YEAR ENDED SEPTEMBER 30, 1996           YEAR ENDED SEPTEMBER 30, 1995(1)
                                                -----------------------------           ---------------------------------
                                                SHARES            AMOUNT                SHARES               AMOUNT
        -----------------------------------------------------------------------------------------------------------------
        Class A:
        Sold                                     4,043,999        $ 50,569,882            6,112,332          $ 73,644,378
        Issued in connection with the
        acquisition of Quest for Value
        New York Tax-Exempt Fund--Note 6         2,350,157          29,517,976                   --                    --
        Dividends and distributions reinvested   2,105,244          26,158,018            2,407,670            28,865,634
        Redeemed                                (9,480,179)       (117,783,020)         (11,415,065)         (135,508,934)
                                                ----------        ------------          -----------          ------------
        Net decrease                              (980,779)       $(11,537,144)          (2,895,063)         $(32,998,922)
                                                ==========        ============          ===========          ============

        -----------------------------------------------------------------------------------------------------------------
        Class B:
        Sold                                     1,631,788        $ 20,375,193            1,966,120          $ 23,621,179
        Dividends and distributions reinvested     244,423           3,035,829              240,583             2,892,411
        Redeemed                                (1,123,717)        (13,950,713)            (998,399)          (11,848,459)
                                                ----------        ------------          -----------          ------------
        Net increase                               752,494        $  9,460,309            1,208,304          $ 14,665,131
                                                ==========        ============          ===========          ============

        -----------------------------------------------------------------------------------------------------------------
        Class C:
        Sold                                       170,206        $  2,101,116                2,032               $25,059
        Dividends and distributions reinvested       2,083              25,651                   --                    --
        Redeemed                                   (12,664)           (160,080)                  --                    --
                                                ----------        ------------          -----------          ------------
        Net increase                               159,625        $  1,966,687                2,032          $     25,059
                                                ==========        ============          ===========          ============

        1. For the year ended September 30, 1995 for Class A and Class B shares and for the period from August 29, 1995 (inception of offering) to September 30, 1995 for Class C shares.

================================================================================
3. UNREALIZED GAINS AND
   LOSSES ON INVESTMENTS
        At September 30, 1996, net unrealized appreciation on investments of $12,405,047 was composed of gross appreciation of $23,943,925, and gross depreciation of $11,538,878.

17  Oppenheimer New York Municipal Fund

================================================================================
4. MANAGEMENT FEES
   AND OTHER TRANSACTIONS
   WITH AFFILIATES

        Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.60% on the first $200 million of average annual net assets, 0.55% on the next $100 million, 0.50% on the next $200 million, 0.45% on the next $250 million, 0.40% on the next $250 million and 0.35% on net assets in excess of $1 billion. The Manager has agreed to assume Fund expenses (with specified exceptions) in excess of the most stringent applicable regulatory limit on Fund expenses.

                         For the year ended September 30, 1996, commissions (sales charges paid by investors) on sales of Class A shares totaled $1,211,472, of which $253,441 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $741,328 and $18,148, of which $15,725 was paid to an affiliated broker/dealer for Class B. During the year ended September 30, 1996, OFDI received contingent deferred sales charges of $269,168 upon redemption of Class B shares, as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

                         OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

                         The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended September 30, 1996, OFDI paid $31,334 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

                         The Fund has adopted compensation type Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares, as compensation for sales commissions paid from its own resources at the time of sale and associated financing costs. If the Plans are terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plans were terminated. OFDI also receives a service fee of 0.25% per year as compensation for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other financial institutions. Both fees are computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the year ended September 30, 1996, OFDI paid $6,633 to an affiliated broker/dealer as compensation for Class B personal service and maintenance expenses and retained $791,306 and $7,458, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. At September 30, 1996, OFDI had incurred unreimbursed expenses of $3,195,951 for Class B and $23,950 for Class C.

18  Oppenheimer New York Municipal Fund

================================================================================
5. FUTURES CONTRACTS

        The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

                         The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

                         Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

                         Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

                         Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

        At September 30, 1996, the Fund had outstanding futures contracts to sell debt securities as follows:

                                        EXPIRATION          NUMBER OF           VALUATION AS OF      UNREALIZED
                                        DATE                FUTURES CONTRACTS   SEPTEMBER 30, 1996   DEPRECIATION
        ---------------------------------------------------------------------------------------------------------
        U.S. Treasury Bonds             12/96               500                 $54,593,750          $343,750

================================================================================
6. ACQUISITION OF QUEST FOR
   VALUE NEW YORK
   TAX-EXEMPT FUND

        On November 24, 1995, Oppenheimer New York Municipal Fund acquired all of the net assets of Quest for Value New York Tax-Exempt Fund, pursuant to an Agreement and Plan of Reorganization approved by the Quest for Value New York Tax-Exempt Fund shareholders on November 16, 1995. The Fund issued 2,350,157 Class A shares of beneficial interest, valued at $29,517,976, in exchange for the net assets, resulting in combined Class A net assets of $698,806,316 on November 24, 1995. The net assets acquired included net unrealized appreciation of $1,513,911. The exchange qualifies as a tax-free reorganization for federal income tax purposes.

19  Oppenheimer New York Municipal Fund

INDEPENDENT AUDITORS' REPORT

================================================================================

        The Board of Trustees and Shareholders of Oppenheimer New York Municipal Fund:

        We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer New York Municipal Fund (formerly Oppenheimer New York Tax-Exempt Fund) as of September 30, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended and the financial highlights for each of the years in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer New York Municipal Fund as of September 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with generally accepted accounting principles.



        KPMG PEAT MARWICK LLP

        Denver, Colorado
        October 21, 1996

20  Oppenheimer New York Municipal Fund

FEDERAL INCOME TAX INFORMATION   (Unaudited)

================================================================================

        In early 1997, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1996. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

                         None of the dividends paid by the Fund during the fiscal year ended September 30, 1996 are eligible for the corporate dividend-received deduction. The dividends were derived from interest on municipal bonds and are not subject to federal income tax. To the extent a shareholder is subject to any state or local tax laws or to alternative minimum tax, some or all of the dividends received may be taxable.

                         The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.

21  Oppenheimer New York Municipal Fund

OPPENHEIMER NEW YORK MUNICIPAL FUND

================================================================================
OFFICERS AND TRUSTEES

        Leon Levy, Chairman of the Board of Trustees
        Donald W. Spiro, Vice Chairman of the Board of Trustees
        Bridget A. Macaskill, Trustee and President
        Robert G. Galli, Trustee
        Benjamin Lipstein, Trustee
        Elizabeth B. Moynihan, Trustee
        Kenneth A. Randall, Trustee
        Edward V. Regan, Trustee
        Russell S. Reynolds, Jr., Trustee
        Sidney M. Robbins, Trustee
        Pauline Trigere, Trustee
        Clayton K. Yeutter, Trustee
        Robert E. Patterson, Vice President
        George C. Bowen, Treasurer
        Robert J. Bishop, Assistant Treasurer
        Scott T. Farrar, Assistant Treasurer
        Andrew J. Donohue, Secretary
        Robert G. Zack, Assistant Secretary

================================================================================
INVESTMENT ADVISER

        OppenheimerFunds, Inc.

================================================================================
DISTRIBUTOR

        OppenheimerFunds Distributor, Inc.

================================================================================
TRANSFER AND SHAREHOLDER
SERVICING AGENT

        OppenheimerFunds Services

================================================================================
CUSTODIAN OF
PORTFOLIO SECURITIES

        Citibank, N.A.

================================================================================
INDEPENDENT AUDITORS

        KPMG Peat Marwick LLP

================================================================================
LEGAL COUNSEL

        Gordon Altman Butowsky Weitzen Shalov & Wein

        This is a copy of a report to shareholders of Oppenheimer New York Municipal Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer New York Municipal Fund. For material information concerning the Fund, see the Prospectus. Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

22  Oppenheimer New York Municipal Fund

OPPENHEIMERFUNDS FAMILY

================================================================================
        OppenheimerFunds offers over 50 funds designed to fit virtually every investment goal. Whether you're investing for retirement, your children's education or tax-free income, we have the funds to help you seek your objective.

                         When you invest with OppenheimerFunds, you can feel
comfortable knowing that you are investing with a respected financial institution with over 35 years of experience in helping people just like you reach their financial goals. And you're investing with a leader in global, growth stock and flexible fixed-income investments--with over 3 million shareholder accounts and more than $55 billion under OppenheimerFunds' management and that of our affiliates.

                         At OppenheimerFunds we don't charge a fee to exchange
shares. And you can exchange shares easily by mail or by telephone.(1) For more information on Oppenheimer funds, please contact your financial adviser or call us at 1-800-525-7048 for a prospectus. You may also write us at the address shown on the back cover. As always, please read the prospectus carefully before you invest.

=========================================================================================
STOCK FUNDS
        Global Emerging Growth Fund              Growth Fund
        Enterprise Fund(2)                       Global Fund
        International Growth Fund                Quest Global Value Fund
        Discovery Fund                           Disciplined Value Fund
        Quest Small Cap Value Fund               Oppenheimer Fund
        Gold & Special Minerals Fund             Value Stock Fund
        Target Fund                              Quest Value Fund

=========================================================================================
STOCK & BOND FUNDS
        Main Street Income & Growth Fund         Equity Income Fund
        Quest Opportunity Value Fund             Disciplined Allocation Fund
        Total Return Fund                        Asset Allocation Fund
        Quest Growth & Income Value Fund         Strategic Income & Growth Fund
        Global Growth & Income Fund              Bond Fund for Growth

=========================================================================================
BOND FUNDS
        International Bond Fund                  Bond Fund
        High Yield Fund                          U.S. Government Trust
        Champion Income Fund                     Limited-Term Government Fund
        Strategic Income Fund

=========================================================================================
MUNICIPAL FUNDS
        California Municipal Fund(3)             Insured Municipal Fund
        Florida Municipal Fund(3)                Intermediate Municipal Fund
        New Jersey Municipal Fund(3)
        New York Municipal Fund(3)               Rochester Division
        Pennsylvania Municipal Fund(3)           Rochester Fund Municipals
        Municipal Bond Fund                      Limited Term New York Municipal Fund

=========================================================================================
MONEY MARKET FUNDS(4)
        Money Market Fund                        Cash Reserves

=========================================================================================
LIFESPAN
        Growth Fund                              Income Fund
        Balanced Fund

        1. Exchange privileges are subject to change or termination. Shares may be exchanged only for shares of the same class of eligible funds. 2.Effective 4/1/96, the Fund is closed to new investors.
        3. Available only to investors in certain states.
        4. An investment in money market funds is neither insured nor guaranteed by the U.S. government and there can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.
        (C) Copyright 1996 OppenheimerFunds, Inc. All rights reserved.

23  Oppenheimer New York Municipal Fund

INFORMATION

GENERAL INFORMATION
Monday-Friday 8:30 a.m.-9 p.m. ET
Saturday 10 a.m.-2 p.m. ET

1-800-525-7048

TELEPHONE TRANSACTIONS
Monday-Friday 8:30 a.m.-8 p.m. ET

1-800-852-8457

PHONELINK
24 hours a day, automated
information and transactions

1-800-533-3310

TELECOMMUNICATIONS DEVICE
FOR THE DEAF (TDD)
Monday-Friday 8:30 a.m.-8 p.m. ET

1-800-843-4461

OPPENHEIMERFUNDS
INFORMATION HOTLINE
24 hours a day, timely and insightful
messages on the economy and
issues that affect your investments

1-800-835-3104

RA0855.001.0996       November 30, 1996


[PHOTO]

Customer Service Representative
OppenheimerFunds Services

"How may I help you?"

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

        And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

        When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

        For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

        You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

        So call us today--we're here to help.

[OPPENHEIMERFUNDS LOGO]

OppenheimerFunds Distributor, Inc.
P.O. Box 5270
Denver, CO 80217-5270

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